Exhibit 99.Section 19(a)

EXHIBIT 3: SECTION 19(a) NOTICE TO FUND’S SHAREHOLDERS

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: December 31, 2021

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid December 31, 2021, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0030	1%
Net Realized ST Cap Gains	$0.0000	0%	$0.0371	11%
Net Realized LT Cap Gains	$0.0000	0%	$0.0976	29%
Return of Capital or Other Capital Source	$0.1125	100%	$0.1998	59%
TOTAL (per common share):	$0.1125	100%	$0.3375	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from November 30, 2016 through November 30, 2021	14.17%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2021	5.77%
Cumulative total return at NAV for the fiscal year, through November 30, 2021[2]	-0.21%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2021[1]	1.44%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $252,118,815, of which $248,098,171 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through November 30, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03K8KA      002CSNC884

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: January 31, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid January 31, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0030	1%
Net Realized ST Cap Gains	$0.0000	0%	$0.0371	8%
Net Realized LT Cap Gains	$0.0000	0%	$0.0976	22%
Return of Capital or Other Capital Source	$0.1125	100%	$0.3123	69%
TOTAL (per common share):	$0.1125	100%	$0.4500	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from December 31, 2016 through December 31, 2021	15.95%
Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2021	5.36%
Cumulative total return at NAV for the fiscal year, through December 31, 2021[2]	7.91%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2021[1]	1.79%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $156,998,295, of which $152,588,482 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through December 31, 2021.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03KORA      002CSNC9EB

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: February 28, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid February 28, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0030	1%
Net Realized ST Cap Gains	$0.0290	26%	$0.0661	12%
Net Realized LT Cap Gains	$0.0514	45%	$0.1490	26%
Return of Capital or Other Capital Source	$0.0321	29%	$0.3444	61%
TOTAL (per common share):	$0.1125	100%	$0.5625	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from January 31, 2017 through January 31, 2022	12.78%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2022	5.84%
Cumulative total return at NAV for the fiscal year, through January 31, 2022[2]	-0.35%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2022[1]	2.43%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $153,742,419, of which $147,090,016 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through January 31, 2022.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03LADB    002CSNCB3E

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: March 31, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid March 31, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0030	0%
Net Realized ST Cap Gains	$0.0242	21%	$0.0903	13%
Net Realized LT Cap Gains	$0.0032	3%	$0.1522	23%
Return of Capital or Other Capital Source	$0.0851	76%	$0.4295	64%
TOTAL (per common share):	$0.1125	100%	$0.6750	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from February 28, 2017 through February 28, 2022	11.18%
Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2022	5.94%
Cumulative total return at NAV for the fiscal year, through February 28, 2022[2]	-1.60%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2022[1]	2.97%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $ $201,420,835 of which $192,752,811 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through February 28, 2022.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03MCBA     002CSNCD2C

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: April 29, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid April 29, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0004	0%	$0.0034	0%
Net Realized ST Cap Gains	$0.0357	32%	$0.1260	16%
Net Realized LT Cap Gains	$0.0526	47%	$0.2048	26%
Return of Capital or Other Capital Source	$0.0238	21%	$0.4533	58%
TOTAL (per common share):	$0.1125	100%	$0.7875	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from March 31, 2017 through March 31, 2022	12.56%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2022	5.66%
Cumulative total return at NAV for the fiscal year, through March 31, 2022[2]	3.86%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2022[1]	3.30%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $201,887,546 of which $184,036,615 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through March 31, 2022.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03N3ZA     002CSNCEFD

TEKLA HEALTHCARE OPPORTUNITIES FUND

Notification of Sources of Distribution

Distribution Paid Date: May 31, 2022

Distribution Amount Per Common Share:	$0.1125

The following table sets forth the estimated amounts of the current distribution, paid May 31, 2022, and the cumulative distributions paid this fiscal year-to-date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. All amounts are expressed per common share.

		Percentage		Percentage Breakdown
		Breakdown	Total Cumulative	of the Total Cumulative
	Current	of Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date[1]	Fiscal Year to Date[1]
Net Investment Income	$0.0000	0%	$0.0034	0%
Net Realized ST Cap Gains	$0.0038	3%	$0.1298	14%
Net Realized LT Cap Gains	$0.0428	38%	$0.2476	28%
Return of Capital or Other Capital Source	$0.0659	59%	$0.5192	58%
TOTAL (per common share):	$0.1125	100%	$0.9000	100%

The table below includes information relating to the Fund’s performance based on its NAV for certain periods.

Average annual total return at NAV for the period from April 30, 2017 through April 30, 2022	10.95%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2022	6.04%
Cumulative total return at NAV for the fiscal year, through April 30, 2022[2]	-2.26%
Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2022[1]	4.03%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The composition of this and subsequent distribution may vary from month to month because it may be materially impacted by future realized gains and losses on securities. The aggregate of the net unrealized appreciation of portfolio securities and net realized gains on sale of securities is $163,578,443 of which $146,439,817 represents net unrealized appreciation of portfolio securities.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

1	The Fund’s current fiscal year began on October 1, 2021.

2	Cumulative total return at NAV is the percentage change in the Fund’s NAV and includes all distributions and assumes the reinvestment of those distributions for the period of September 30, 2021 through April 30, 2022.

Tekla Healthcare Opportunities Fund

CUSIP: 879105104

www.teklacap.com

Tekla Capital Management LLC

100 Federal Street, 19th Floor

Boston, Massachusetts 02110

617-772-8500

Fax: 617-772-8577

03NJ4A     002CSND01F